Exhibit 99.1

PREMIER COMMUNITY BANKSHARES, INC.

Contact:

John A. Willingham, Chief Financial Officer – jwillingham@pcbi.com or 540.450.3077

Press Release

January 29, 2007

Premier Community Bankshares to Merge with United Bankshares

Winchester, VA —Premier Community Bankshares, Inc. (“Premier”) (NASDAQ: PREM) announced that it has entered into a definitive merger agreement with United Bankshares, Inc. (“United”) (NASDAQ: UBSI) under which United will acquire Premier. The acquisition of Premier will afford United the opportunity to enter new Virginia markets including the Winchester, Harrisonburg, Charlottesville and surrounding areas.

Under the agreement, United will acquire Premier, which has $900.7 million in assets at December 31, 2006 and 26 offices through three wholly-owned banking subsidiaries, The Marathon Bank, Rockingham Heritage Bank and Premier Bank. Upon completion of the acquisition, it is anticipated that all three banking subsidiaries will be merged with United’s Virginia subsidiary, United Bank.

Premier shareholders will be permitted to elect to receive United common stock or cash, or a combination of each, for their shares of Premier common stock. The stock consideration will be at a fixed exchange ratio of 0.93 shares of United common stock for each share of Premier common stock and the cash consideration will be $34.00 per share. The election will be subject to pro-ration so that Premier shareholders will receive in the aggregate a minimum of 50% of the consideration in stock and a maximum of 65% of the consideration in stock. The transaction, which has been approved by both United’s and Premier’s Boards of Directors, is expected to close late in the 2nd quarter or early 3rd quarter of 2007, pending regulatory approvals and the approval of Premier shareholders.

Premier had 5,701,842 shares of common stock outstanding as of January 26, 2007. The announced price represents a premium of 68.3% over Premier’s recent stock price of $20.20 per share as of January 26, 2007 and 2.70 times book value and 3.65 times tangible book value as of December 31, 2006. The price of United’s common stock was $36.27 at the close of business on January 26, 2007.

Donald L. Unger, Premier’s President and Chief Executive Officer stated, “We are joining an excellent banking company which has a solid track record of strong performance for the shareholders, employees, customers and communities they serve.”

John K. Stephens, Premier’s Chairman added, “The value proposition afforded to our shareholders is very strong. All of our constituents will benefit from this transaction with United. United will enhance the products and services we can bring to our customers in the growing markets that we serve.”

Premier expects to continue to help build United’s franchise value through board representation at both the United holding company and its Virginia bank subsidiary. Premier will be entitled to one board seat on United’s Board and three seats on United Bank’s Board. In addition, representatives of Premier’s Board of Directors will constitute a regional board for a newly created region of United Bank encompassing the markets of Winchester, Harrisonburg, Charlottesville and other surrounding areas.

Davenport & Company LLC served as financial advisor and Williams Mullen served as legal advisor to Premier.

Premier Community Bankshares, Inc. is a growing multi-bank holding company that operates 21 offices in the Shenandoah Valley region in the northwestern part of Virginia, 3 offices in the central part of Virginia and 2 offices in the eastern panhandle of West Virginia. The Company’s three subsidiary banks of Rockingham Heritage Bank, The Marathon Bank and Premier Bank serve an increasingly diversified market with a rapidly growing population. Premier stock is traded on the NASDAQ Capital Market under the quotation symbol “PREM.”

United Bankshares, with $6.7 billion in assets at December 31, 2006, presently has 90 full-service offices in West Virginia, Virginia, Maryland, Ohio, and Washington, D.C. United Bankshares stock is traded on the NASDAQ Global Select Market under the quotation symbol “UBSI.”

Additional Information About the Merger and Where to Find It

Shareholders of Premier and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that United will file with the Securities and Exchange Commission in connection with the proposed merger because it will contain important information about United, Premier, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. Investors will be able to obtain all documents filed with the SEC by United free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by United will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101 telephone (304) 424-8800. Read the proxy statement/prospectus carefully before making a decision concerning the merger.

Cautionary Language About Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) between Premier Community Bankshares, Inc. (“Premier”) and United Bankshares, Inc. (“United”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) United’s and Premier’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of United and Premier and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United and Premier. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and Premier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Premier may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which United and Premier are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in United’s and Premier’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; and (11) the involvement of the United States and its allies in the war in southwest Asia could have unpredictable negative affects on United’s and Premier’s businesses and the economy. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Premier’s and United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with and furnished to the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

Premier cautions the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Premier or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Premier does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.